UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2011

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 20, 2011, Northern Trust Investments, Inc., as trustee of the American Bar Association Members/Northern Trust Collective Trust, entered into an Investment Advisor Agreement with Lombardia Capital Partners, LLC (“Lombardia”) pursuant to which Lombardia will provide investment advisory services with respect to a portion of the Small-Mid Cap Equity Fund. As of April 29, 2011, approximately 15% of the assets of the Small-Mid Cap Equity Fund were allocated to Lombardia. The Investment Advisor Agreement referred to above is incorporated herein by reference thereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.31	Investment Advisor Agreement dated as of April 20, 2011 between Northern Trust Investments, Inc. and Lombardia Capital Partners, LLC, included as Exhibit 10.31 to Registrant’s Form S-1 Registration Statement No. 333-172928 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: April 21, 2011	By:	/s/ Thomas R. Benzmiller
Name: Thomas R. Benzmiller Title: Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.31	Investment Advisor Agreement dated as of April 20, 2011 between Northern Trust Investments, Inc. and Lombardia Capital Partners, LLC, included as Exhibit 10.31 to Registrant’s Form S-1 Registration Statement No. 333-172928 and incorporated herein by reference thereto.

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